Summary Prospectus May 1, 2015

Franklin Mutual International Fund

(formerly, Mutual International Fund)

Franklin
Mutual Series Funds

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated May 1, 2015, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Class R6	Class Z
FMIAX	FCMIX	FRMIX	FILRX	FMIZX

Investment Goal

Capital appreciation, which may occasionally be short term. The secondary goal is income.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 143 in the Fund's Prospectus and under “Buying and Selling Shares” on page 75 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class R6	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Class Z
Management fees	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.30%	1.00%	0.50%	None	None
Other expenses[1]	0.52%	0.52%	0.52%	0.37%	0.52%
Total annual Fund operating expenses	1.69%	2.39%	1.89%	1.24%	1.39%
Fee waiver and/or expense reimbursement[2]	-0.22%	-0.22%	-0.22%	-0.22%	-0.22%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	1.47%	2.17%	1.67%	1.02%	1.17%

1. Other expenses have been restated to reflect current fees and expenses.

2. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, and certain non-routine expenses) for each class of the Fund do not exceed (and could be less than) 1.17%, until April 30, 2016. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 716	$ 1,057	$ 1,422	$ 2,443
Class C	$ 320	$ 725	$ 1,256	$ 2,710
Class R	$ 170	$ 573	$ 1,002	$ 2,195
Class R6	$ 104	$ 372	$ 660	$ 1,481
Class Z	$ 119	$ 419	$ 740	$ 1,651
If you do not sell your shares:
Class C	$ 220	$ 725	$ 1,256	$ 2,710

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54.78% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of non-U.S. issuers. The investment manager focuses the Fund’s investments on securities believed to be available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests primarily in undervalued equity securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stocks. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund invests primarily in securities of Asian and European companies that the investment manager believes are undervalued.

The Fund normally invests in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The Fund also may invest up to 20% of its total assets in securities of U.S. issuers and of issuers from the Middle East and the remaining regions of the world, including emerging markets.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund currently invests the equity portion of its portfolio primarily to predominantly in mid- and large cap companies, with the remaining portion of its equity portfolio in smaller companies.

The Fund regularly attempts to hedge (protect) against currency risks, largely using currency forward contracts and currency futures contracts (including currency index futures contracts) when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. Investments are generally selected based on the investment manager's own analysis of the security's intrinsic value, including for equity securities, an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Region Focus   Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

Developing Market Countries   The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Merger Arbitrage Securities and Distressed Companies   A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q1'12	12.20%
Worst Quarter:	Q3'11	-18.71%
As of March 31, 2015, the Fund's year-to-date return was 5.91%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2014

	1 Year	5 Years	Since Inception[1]
Franklin Mutual International Fund - Class A
Return Before Taxes	-7.55%	5.43%	9.45%
Return After Taxes on Distributions	-9.07%	4.63%	8.63%
Return After Taxes on Distributions and Sale of Fund Shares	-3.21%	4.23%	7.51%
Franklin Mutual International Fund - Class C	-3.50%	5.94%	9.81%
Franklin Mutual International Fund - Class R	-2.13%	6.45%	10.36%
Franklin Mutual International Fund - Class R6	-1.46%	7.27%[2]	—
Franklin Mutual International Fund - Class Z	-1.63%	7.01%	10.92%
MSCI EAFE Index Net Return (Local currency) (index reflects no deduction for fees, expenses or taxes)	5.92%	7.75%	10.96%

1. Since inception for Class A, Class C, Class R and Class Z, May 1, 2009.

2. Since inception May 1, 2013.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Philippe Brugere-Trelat   Executive Vice President of Franklin Mutual and portfolio manager of the Fund since inception (2009).

Andrew Sleeman, CFA   Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since inception (2009).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. For Class A, C and R the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Class Z are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Class Z" in the Fund's prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Mutual International Fund

Investment Company Act file #811-05387
© 2015 Franklin Templeton Investments. All rights reserved.
373 PSUM 05/15	00070388